UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


                          April 27, 2000
                     ------------------------------
                    (Date of earliest event reported)


                   Commission file number: 333-17227

                         Vermilion Bancorp, Inc.
----------------------------------------------------------------------
     (Exact name of small business issuer as specified in its charter)


              Delaware                    37-1363755
---------------------------------   -----------------------------
(State or other jurisdiction of      (IRS Employer Identification
 incorporation or organization)                  Number)


        714 North Vermilion Street, Danville, Illinois 61832
-----------------------------------------------------------------
         (Address of principal executive offices)


                       (217) 442-0270
-----------------------------------------------------------------
                   (Issuer's telephone number)


                       Not Applicable
-----------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)




Item 5.   Other Events


      On April 27, 2000, Vermilion Bancorp, Inc. (the "Company") announced that the Board of Directors has authorized the repurchase of up to 35,707 shares or 10 percent, of the outstanding common stock of the Company. For additional information, reference is made to the Press Realease, April 27, 2000, which is attached hereto as Exhibits 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

          99         Press Release dated April 27, 2000



                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Vermilion Bancorp, Inc.



Dated:  April 27, 2000              By:   /s/Merrill G. Norton
                                          ----------------------
                                          Merrill G. Norton
                                          President/CEO


Exhibit 99



                          PRESS RELEASE

         VERMILION BANCORP, INC. ANNOUNCES THE REPURCHASE OF
                UP TO 10% OF THEIR OUTSTANDING SHARES


Danville, Illinois - April 27, 2000 - The Board of Directors of Vermilion Bancorp, Inc. (Pink Sheets: VBAS) (the "Company") is announcing the repurchase of up to 35,707 shares or ten percent (10%) of the outstanding common stock of the Company. Financial information at and for the six months ended March 31, 2000 is attached to this press release.

Repurchases are authorized to be made from time to time in open-market transactions during the next six months as, in the opinion of management, market conditions warrant. The repurchased shares will be held as treasury stock and will be available for general corporate purposes.


Merrill G. Norton, in announcing the repurchase, stated:"Vermilion Bancorp, Inc., continues to support the growth of AMERICAN SAVINGS BANK OF DANVILLE, our wholly-owned subsidiary, with community banking facilities in Danville, Illinois. The Company's directors think that current valuation of the common stock makes the repurchase a sound long-term investment for the Company.

For further information Contact:

Merrill Norton, President

(217) 442-0270
Fax (217) 442-0271


                    VERMILION BANCORP, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET


                                                         Mar. 31      SEP. 30
                                                           2000         1999
                                                       (unaudited)
                                                         _______      _______
 Assets
        Cash and due from banks                       $   114,839 $    93,054
        Interest-bearing demand deposits                1,244,090   1,082,406
                                                        ---------   ---------
               Cash and cash equivalents                1,358,929   1,175,460

        Interest-bearing time deposits                     20,000      20,000

        Investment securities:
           Available for sale                           1,472,810   1,493,750
           Held to maturity                             1,353,671   1,522,407
                                                        ---------   ---------
               Total investment securities              2,826,481   3,016,157

        Loans                                          38,710,241  37,412,955
        Allowance for loan losses                        (164,572)   (179,420)
                                                       ----------  ----------
               Net loans                               38,545,669  37,233,535

        Premises and equipment                          1,460,124   1,487,666

        Federal Home Loan Bank stock                      321,400     321,400

        Other Real Estate                                 103,035           0

        Other Assets                                      415,123     509,063
                                                       ----------  ----------
               Total assets                           $45,050,761 $43,763,281
                                                       ==========  ==========
     Liabilities
        Deposits:
           Noninterest-bearing                        $   856,601 $   678,971
           Interest-bearing                            31,899,626  30,960,093
                                                       ----------  ----------
               Total deposits                          32,756,227  31,639,064

        Federal Home Loan Bank borrowings               6,400,000   6,400,000

        Other liabilities                                 162,619     135,677
                                                       ----------  ----------
	         Total liabilities                       39,318,846  38,174,741

     Stockholders' Equity
        Preferred stock, $0.01 par value
           Authorized and unissued-400,000 shares               0           0
        Common stock, $0.01par value
           Authorized- 1,600,000 shares
           Issued and outstanding- 357,075                  3,968       3,968
        Additional paid-in-capital                      3,658,221   3,653,868
        Retained earnings                               2,912,249   2,795,510
        Accumulated comprehensive income                  (11,624)     (2,947)
        Less:
        Unearned employee stock
         ownership plan shares- 21,072 and 22,658 shares (210,715)   (226,585)
        Unearned incentive plan shares-8,966 and
                                       10,145 shares     (114,320)   (129,410)
        Treasury Stock - 39,675 shares                   (505,864)   (505,864)
                                                        ---------   ---------
               Total stockholders' equity               5,731,915   5,588,540
                                                       ----------  ----------
               Total liabilities and
                                stockholders' equity  $45,050,761 $43,763,281
                                                       ==========  ==========





                       VERMILION BANCORP, INC. AND SUBSIDIARY
                          CONSOLIDATED STATEMENT OF INCOME

                                    (UNAUDITED)
                                                          Six Months Ended
                                                              March 31,
                                                         ------------------
                                                          2000      1999
                                                          ____      ____
  Interest Income
     Loans receivable                                  $1,525,911  $1,438,419
     Investment securities                                107,024     135,565
     Deposits with financial Institutions                  28,280      60,262
                                                          -------     -------
            Total interest income                       1,661,215   1,634,246

  Interest Expense
     Deposits                                             784,763     786,670
     Federal Home Loan Bank borrowings                    171,398     166,358
                                                          -------     -------
            Total interest expense                        956,161     953,028
                                                          -------     -------
  Net Interest Income                                     705,054     681,218
     Provision for losses on loans                         60,000      28,000
                                                          -------     -------
  Net Interest Income After Provision for Losses on Loans 645,054     653,218

  Noninterest Income
     Loan fees                                             43,527      38,465
     Other income                                          14,753       5,516
     Gain on sale of securities                                 0      10,786
     Gain on sale of real estate                                0      12,281
                                                           ------      ------
            Total noninterest income                       58,280      67,048

  Noninterest Expense
     Litigation settlement                                      0     500,000
     Salaries and employee benefits                       247,349     238,298
     Net occupancy expenses                                76,010      58,613
     Data processing fees                                  32,462      30,363
     Deposit insurance expense                              6,292       8,855
     Printing and office supplies                          10,392      14,212
     Legal and professional fees                           37,359      79,869
     Advertising and promotion                             15,450      14,258
     Director and committee fees                           39,519      39,383
     Other expenses                                        62,762      70,974
                                                          -------     -------
            Total noninterest expense                     527,595   1,054,825
                                                          -------     -------
   Income Before Income Tax                               175,739    (334,559)

      Income tax expense                                   59,000    (136,360)
                                                           ------      ------
   Net Income                                           $ 116,739   $(198,199)
                                                           ======      ======



                                           Per Share data:
                                 Basic earnings per share   $0.36     $(0.54)
                                 Diluted earnings per share $0.35     $(0.52)